EXHIBIT 10.60


                          SECOND AMENDMENT AGREEMENT

                                 relating to a

                        $90,000,000 Facility Agreement

                                    between

                              ARCADE DRILLING AS
                                  as Borrower

                         CHASE INVESTMENT BANK LIMITED
                                  as Arranger

                     CHASE MANHATTAN INTERNATIONAL LIMITED
                                   as Agent

                                      and

                                    OTHERS

==============================================================================

                                Clifford Chance
                                    London

                   THIS SECOND AMENDMENT AGREEMENT is made on
                                     1996

                                    BETWEEN
                    (1)ARCADE DRILLING AS (the "Borrower");
              (2)CHASE INVESTMENT BANK LIMITED (the "Arranger");
          (3)CHASE MANHATTAN INTERNATIONAL LIMITED (the "Agent"); and
   (4)THE FINANCIAL INSTITUTIONS named in the First Schedule (the "Banks").

                                    WHEREAS
 (A)Pursuant to an agreement (the "Facility Agreement") dated 21 February 1991 between the parties hereto a $90,000,000 loan facility was made available to the Borrower;

 (B)The Borrower has requested the amendment of the Loan Agreement in certain respects.

   (C)The total principal amount outstanding under the Facility Agreement is currently $32,500,000.


                                 IT IS AGREED
==============================================================================

                               1.Interpretation

   1.1Terms defined in the Facility Agreement bear the same meaning herein.

      1.2 In this Agreement "BP' means BP Exploration Operating Company Limited and "Effective Date" shall bear the meaning given to it in Clause 2. 1.

2.    Effective Date

      2.1   The Effective Date shall be the first date upon which:

            (i) the Agent shall have confirmed to the Borrower that it has received all of the documents listed in the Second Schedule and that each is in form and substance satisfactory to the Agent;

            (ii)  the representations set out in Clause 4 are true;

            (iii) no  event  has occurred  which is  or  may become  (with the passage of time, the giving of notice, the making of any determination or any combination thereof) an Event of Default or such earlier date as the Agent may agree.

      2.2 The Agent shall, promptly after becoming aware of the same, notify the other parties hereto of the occurrence of the Effective Date.

      2.3 For the purposes of Clause 2.2 the Agent shall be entitled to assume, unless it has actual notice or actual knowledge to the contrary, that the conditions specified in Clause 2. 1(ii) and
            (iii) are satisfied.

      2.4 The giving of notice by the Agent pursuant to Clause 2.2 shall be conclusive evidence of the occurrence of the Effective Date.

3.    Amendments to Loan Agreement

      3.1 On the Effective Date the Loan Agreement shall stand amended as set out in the Third Schedule and thereafter any reference in any Finance Document to the Facility Agreement shall (unless the context otherwise requires) be construed as a reference to the Facility Agreement as amended pursuant hereto or from time to time.

      3.2 Save as expressly provided herein each Finance Document shall continue in full force and effect in accordance with its terms.

4.    Representations

      The Borrower hereby represents that:

            (i) each of the representations set out in Clause 16 of the Facility Agreement (other than in sub-clauses 16.2(viii) and
                  Ox) and other than sub-clause 16.2(vii), in so far as it relates to the Loan Agreement prior to its amendment pursuant hereto) is true and will remain true upon the Loan Agreement being amended as herein provided, but as if all reference to the Original Financial Statements were references to the Borrower's audited financial statements for the financial year ending 31 December 1995; and

            (ii) each of the representations set out in Clause 16.1 of the Loan Agreement ,would be true if all references therein to the Finance Documents included this Agreement.

5.    Benefit of Agreement

      5.1 This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and assigns.

      5.2 The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder.

6.          Miscellaneous

            6.1 The provisions of Clauses 26, 27 and 34 to 38 inclusive of the Facility Agreement shall be deemed incorporated herein mutates mutandis but as if references therein to the Facility Agreement or the Finance Documents were references to this Agreement.

            6.2 The Borrower undertakes to deliver to the Agent, by no later than 15 November 1996, a copy of the executed contract between it and BP for the employment of the Paul B. Loyd Jr. from 1 November 1996 on terms satisfactory to the Agent.

7.          Counterparts

            This Agreement may be ex=ted in any number of counterparts and by different parties hereto as separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

8.          Changes to the Banks

            The Banks and their respective shares of the Advance as at the date hereof are as set out in the First Schedule.

9.          Status of this Agreement

            It is agreed that this Agreement is a Finance Document as defined in the Facility Agreement.

IN WITNESS whereof this Agreement has been executed by the parties hereto the day and year first before written.


                              THE FIRST SCHEDULE

Bank                                                      Share of the Advance

Christiania Bank OG Kreditkasse                                     $1,805,557
The Chase Manhattan Bank                                           $30,694,443
                                                                   $32,500,000


                              THE SECOND SCHEDULE

                         Condition Precedent Documents

1. A copy certified as a true copy by a duly authorized officer of the Borrower, of a board resolution of the Borrower approving the execution, delivery and performance of this Agreement.

2. A copy certified a true copy by a duly authorized officer of the Borrower of any power of attorney issued pursuant to such Board Resolutions.

3. A legal opinion of the Agent's English and Norwegian counsel and written confirmation from the Bank's Panamanian counsel that the security constituted by the Mortgages is not adversely affected by the amendments effected hereby.

4. A copy of the executed contract between the Borrower and BP Exploration Operating Company limited ("BP") for the employment of the Henry Goodrich from 1 October 1996 (on terms satisfactory to the Agent);

5. Evidence that any condition to the effectiveness of the contract referred to in paragraph 4 above have been met.


                              THE THIRD SCHEDULE

1. Reference in this Schedule to Clauses or Schedules shall, unless the context otherwise requires, be construed as references to clauses of the Facility Agreement.

2.    The Facility Agreement shall be amended as follows:

      (A)   New Definition

            A new definition of "BP Contracts" shall be inserted as follows:

            "BP Contracts" means:

                  (i) the contract between the Borrower and BP Exploration Operating Company Limited ("BP") for the employment of the Henry Goodrich from 1 October 1996; and

                  (ii) the contract between the Borrower and BP for the employment of the Paul B. Loyd Jr. from 1 November 1996.

      (B)   Margin
            The Applicable Margin shall reduce to 0.45 per cent. p.a.;

      (C)   The  Repayment Schedule  in the Sixth  Schedule is  reconfirmed as follows:
            "Repayment Date                           Repayment
                                                            ($)
            28 February 1997                          5,000,000
            29 August 1997                            6,500,000
            27 February 1998                          6,500,000
            31 August 1998                            6,500,000
            26 February 1999                          4,000,000
            31 August 1999                            4,000,000

                                         Total US$   32,500,000

      (D)   Financial Information

            (i)   Clause   17.1(ii)(a)  shall  be  amended  by  deleting  sub-
                  paragraphs (2), (3), (4) and (5) thereof.

            (ii)  Clause 17.1(ii)(b) shall be deleted.

      (E)   Financial Condition

            (i)   Clauses 18.1(i), 18.2, 18.3 and 18.4 shall be deleted.

            (ii) The existing Clause 18.1(ii) shall be deleted and replaced with the following:

                        "in respect of the Arcade Group Liquid Assets shall not be less than $10,000,000 Provided Always that if an Instructing Group determines in its sole discretion that (as at 1 November in each year) satisfactory contractual commitments exist for the employment of the Rigs for the twelve month period following such date then during such twelve month period Liquid Assets may (notwithstanding the foregoing) be less than $10,000,000 but shall not in any event be less than $1,500,000 Provided Further that it is acknowledged that the foregoing proviso shall be deemed to be satisfied if and for so long as at least one of the Rigs is employed pursuant to a BP Contract and no notice of cancellation has been received by the Borrower thereunder".

            (iii) Clause  18.5 shall  be deleted  save for  the definition  of
                  "Reporting Date" in Clause 18.5(i).

            (iv) Clause 18.6 shall be deleted save for the definition of "Liquid Assets" in Clause 18.6(v).

      (F)   Covenants

            (i) Clause 19.3(iii) shall be amended by adding the following proviso:

                        "Provided always that this Clause shall not apply if and for so long as (a) at least one of the Rigs is employed pursuant to a BP Contract and no notice of cancellation has been received by the Borrower thereunder and (b) Liquid Assets are at least $1,500,000".

            (ii)  Without  prejudice  to  Clause  20.1(xv)  of  the   Facility
                  Agreement the Agent and the Banks hereby consent to the management of the "Henry Goodrich" by Reading and Bates.


The Borrower

ARCADE DRILLING A/S

By: /s/ A. Bakonyi

Address:    Radhusg 5B
            0151 Oslo 1
            Norway

Attention:

Arranger

CHASE INVESTMENT BANK LIMITED
as Arranger and Lead Manager

By:

Address:    Woolgate House
            Coleman Street
            London EC2P 2HD

Attention:  Syndicated Loans

The Banks

THE CHASE MANHATTAN BANK
as Bank

By:

Address:    Woolgate House
            Coleman Street
            London EC2P 2HD

Attention:

Telex:      8954681 CMBG (tel: 0171 726 5574)

CHRISTIANIA BANK OG KREDITKASSE
as Bank

By:

Address:    PO. Box Sentrum
            0107 Oslo 1
            Norway

The Agent

CHASE MANHATTAN INTERNATIONAL LIMITED

By:

Address:    1 Chaseside
            Bournemouth
            Dorset BH7 7DB

Attention:

Telex:      8954681 CMB G